Page 34 of 36 Pages


                                    EXHIBIT F

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of DSC Communications Corporation dated as of June 22, 1998 is, and any amendments thereto (including amendments on Schedule
13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  June 22, 1998          QUANTUM INDUSTRIAL PARTNERS LDC

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Attorney-in-Fact


Date:  June 22, 1998          QIH MANAGEMENT INVESTOR, L.P.

                              By:  QIH Management, Inc.,
                                   its General Partner

                                   By:  /S/ MICHAEL C. NEUS
                                        ---------------------------------------
                                        Michael C. Neus
                                        Vice President


Date:  June 22, 1998          QIH MANAGEMENT, INC.

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Vice President


Date:  June 22, 1998          SOROS FUND MANAGEMENT LLC

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Assistant General Counsel


Date:  June 22, 1998          GEORGE SOROS

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Attorney-in-Fact


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                                                             Page 35 of 36 Pages




Date:  June 22, 1998          STANLEY F. DRUCKENMILLER

                              By:  /S/ MICHAEL C. NEUS
                                   --------------------------------------------
                                   Michael C. Neus
                                   Attorney-in-Fact


Date:  June 22, 1998          WINSTON PARTNERS, L.P.

                              By:  Chatterjee Fund Management, L.P.,
                                   its General Partner

                                   By:  Purnendu Chatterjee,
                                        Its General Partner

                                        By:  /S/ PETER HURWITZ
                                             ----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact


Date:  June 22, 1998          CHATTERJEE FUND MANAGEMENT, L.P.

                              By:  Purnendu Chatterjee
                                   its General Partner

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Attorney-in-Fact


Date:  June 22, 1998          WINSTON PARTNERS II LDC

                              By:  /S/ PETER HURWITZ
                                   --------------------------------------------
                                   Peter Hurwitz
                                   Attorney-in-Fact

                                                             Page 36 of 36 Pages



Date:  June 22, 1998          WINSTON PARTNERS II LLC

                              By:  Chatterjee Advisors LLC, its Manager

                                   By:  /S/ PETER HURWITZ
                                        ---------------------------------------
                                        Peter Hurwitz
                                        Manager


Date:  June 22, 1998          CHATTERJEE ADVISORS LLC

                              By:  /S/ PETER HURWITZ
                                   --------------------------------------------
                                   Peter Hurwitz
                                   Manager


Date:  June 22, 1998          CHATTERJEE MANAGEMENT COMPANY

                              By:  /S/ PETER HURWITZ
                                   --------------------------------------------
                                   Peter Hurwitz
                                   Vice President


Date:  June 22, 1998          PURNENDU CHATTERJEE

                              By:  /S/ PETER HURWITZ
                                   --------------------------------------------
                                   Peter Hurwitz
                                   Attorney-in-Fact